UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2011 (February 17, 2011)
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(SEC file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;Transfer of Listing.

On February 17, 2011, First Place Financial Corp. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”), dated February 17, 2011, indicating that the Company is not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 5250(c)(1).  The Nasdaq letter, which the Company expected, was issued in accordance with standard Nasdaq procedures regarding the delayed filing of the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2010 (“December Form 10-Q”), with the U.S. Securities and Exchange Commission (“SEC”).

As previously disclosed, the Company requires additional time to file the December Form 10-Q as it responds to the findings of the Office of Thrift Supervision (“OTS”), its primary regulator, in the course of their annual periodic examination of the Company’s wholly-owned subsidiary, First Place Bank (the “Bank”).  The findings relate principally to the level of the Bank’s allowance for loan losses.  Management has engaged the services of an independent firm to assist in conducting a detailed review of the Bank’s loan portfolio to substantiate the appropriate level of the allowance.  Upon completing this process, management intends to proceed with the completion and filing of: (i) an amendment to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, (ii) the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 (“September Form 10-Q”), and (iii) the December Form 10-Q.

The Company previously submitted a plan to regain compliance with Nasdaq’s filing requirements for continued listing in connection with the delayed filing of the September Form 10-Q.  As a result of the delayed filing of the December Form 10-Q, the Company is required to update this plan by March 4, 2011.  The Company’s updated plan will include a request that Nasdaq allow the Company until May 16, 2011, to regain compliance with all delinquent filings.

A press release, dated February 24, 2011, disclosing the Company’s receipt of the Nasdaq notification letter is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated February 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: February 24, 2011	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated February 24, 2011.